[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) GOVERNMENT
               MORTGAGE FUND
               SEMIANNUAL REPORT o JANUARY 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 12
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 21
Trustees and Officers ..................................................... 27

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter five months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

And although the market has been quite volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of D. Richard Smith]

     D. Richard Smith

For the six months ended January 31, 2002, Class A shares of the fund provided a total return of 2.92%, Class B shares returned 2.46%, and Class I shares returned 3.06%. These returns, which assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 3.31% return over the period for the fund's benchmark, the Lehman Brothers Government National Mortgage Association Index (the Lehman GNMA Index). The Lehman GNMA Index is an unmanaged index formed by grouping the universe of individual fixed-rate GNMA pools for a given program, issue year, and coupon. During the same period, the average GNMA fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 3.06%.

Q.  COULD YOU REVIEW THE FUND'S STRATEGY?

A. By investing the majority of the fund's assets in obligations issued or guaranteed by the Government National Mortgage Association (GNMA), our strategy is to try to produce higher yields than would a portfolio that includes only Treasury securities -- while maintaining a higher overall credit quality than a corporate bond portfolio. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q.  WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

A. Through most of this six-month period, the Federal Reserve Board (the Fed) continued its aggressive support of economic growth with additional short-term interest rate cuts that ultimately brought the federal funds rate to 1.75%. These moves were a response to the gradual deceleration in the economy that began over one year ago and worsened after the tragic events of September 11.

    As the federal funds rate declined, most short- and intermediate-term bond yields followed suit, and their prices, which move in the opposite direction from their yields, rose. Bond performance also was helped by strong demand as investors sought a relatively safer haven from an uncertain stock market. It should be noted, however, that at its meeting in late January, 2002, just days before the end of the period, the Fed decided to leave rates unchanged; we believe this likely signals the end of rate cuts for the foreseeable future.

    As a service-based economy with a high level of productivity, the United States has historically been more stable, even during a recession, than the more industrial-based economies. This generally bodes well for the housing market and, in this case, mortgage-backed securities benefited during the period. The nominal return for the mortgage category was favorable. However, on a relative basis, the category slightly underperformed expectations due to higher numbers of prepayments. Prepayments were higher because interest rates went lower than expected, primarily as a result of the Fed's actions after the events of September 11.

Q.  HOW DID PREPAYMENTS IMPACT THE SECTOR AND THE FUND OVER THE PERIOD?

A. Declining rates led large numbers of homeowners to prepay their mortgages in order to take advantage of lower borrowing costs. Thirty-year mortgage rates dipped below 6.4% in early November. Even consumers who had taken out mortgages over the past few years had an opportunity to lower their payments, and thus many of them refinanced. In turn, holders of mortgage securities then were forced to reinvest the prepaid principal at lower prevailing interest rates. Consumers not only refinanced in large numbers but also used mortgage debt to consolidate their total debt in order to benefit from tax advantages.

Q. GIVEN THIS ENVIRONMENT, WHICH SECURITIES WITHIN THE MORTGAGE MARKET DID YOU EMPHASIZE, AND WHY? AND HOW DID THEY PERFORM?

A. Over the period, we attempted to avoid really high prepayments and to buy bonds that yielded a fair amount. The bulk of our GNMA holdings were made up of mortgages with coupons at 6.50% and 7.00%. We were slightly overweighted in GNMAs versus the GNMA fund market as a whole, which positively benefited the fund. Although the fund is primarily a GNMA fund, it can invest in other mortgage-backed securities, as well as in agency debentures and Treasuries. We emphasized GNMAs because, historically, they have been less likely to be prepaid than securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). In general, GNMAs have smaller loan sizes, usually under $100,000. Consumers with higher loan balances tend to prepay faster because it's worth more to them to do so and because these consumers are often more knowledgeable about their options.

    Government agency debentures -- i.e., those issued by Fannie Mae, Freddie Mac, the Federal Home Loan Bank, and the Student Loan Marketing Association (Sallie Mae), for example -- were also strong performers during the period. In our opinion, we continued to experience an environment where investors were more risk averse and were seeking higher-quality investment options. The agency market benefited from this trend. We invested in agencies because they sometimes offer higher yield than mortgage-backed securities and may also offset some of the prepayment risk.

Q.  HOW DID THE EVENTS OF SEPTEMBER 11 IMPACT THE FUND?

A. Looking beyond what was a tremendous human loss, we believe the events of September 11 served to further weaken the economy. Although the fund stayed on par with its peers, the downturn hurt the entire sector. As already mentioned, mortgage prepayments were higher than we anticipated. In addition, the yield curve became steeper than we expected, meaning that yields on short maturities declined more sharply than yields of longer maturities. The portfolio was positioned with longer maturities than it should have been in this scenario, because we believed short-term rates would bottom out in the 3.50% area. This detracted slightly from performance over the period.

Q.  HOW DID YOU MANAGE INTEREST RATE RISK OVER THE PERIOD?

A. As a matter of policy, we generally keep the fund's interest-rate sensitivity (which is measured by duration) neutral. This means we try to keep it in line with our GNMA fund peer group as a whole, so the fund isn't much more or much less sensitive to interest rate changes than the market overall. Maintaining a neutral duration has helped protect the fund from being dramatically impacted during periods of large interest rate movements. In general, the longer a portfolio's duration, the more its value will fluctuate in response to interest rate movements; the shorter a portfolio's duration, the less it will fluctuate.

Q.  WHAT IS YOUR OUTLOOK?

A. We believe we are at the end of the Fed easing cycle and that the U.S. yield curve will begin to flatten. During times of recovery, we've historically seen investors start to move money out of money market accounts to higher-yield investments. This has tended to flatten out the yield curve. We have positioned the portfolio accordingly, by owning a few different sections of the curve -- primarily three-, eight-, and 15-year securities. Our strategy is to continue to diversify in order to position the portfolio to perform as the yield curve flattens.

    We believe the U.S. economic recovery may not begin as soon as initially anticipated and that inflation will remain low. At the beginning of an economic recovery, we have historically seen inflationary pressures dissipating, which has been good for bond investors since inflation eats away at the value of bond holdings. A rapid economic recovery, coupled with evidence of inflationary pressures, would suggest a change in our interest rate outlook, and we could expect to make portfolio changes accordingly.

    While the timing of an economic recovery is difficult to pinpoint, we will continue to monitor the situation closely and make changes to our strategy as necessary. Even if we see stronger growth in 2002, we don't think that interest rates will rise immediately and lead to an adverse environment for bonds.

    In our opinion, times of stability and the period following a wave of refinancing tend to be good times to own mortgage-backed bonds. Although we believe prepayments will likely continue through mid-March or April, we expect they ultimately will taper off. Investor demand for bonds also remains high. Thus, our outlook for mortgage-backed bonds remains positive.

/s/ D. Richard Smith

    D. Richard Smith
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

D. RICHARD SMITH, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE GOVERNMENT MORTGAGE AND LIMITED MATURITY PORTFOLIOS OF OUR MUTUAL FUNDS AND OFFSHORE INVESTMENT PRODUCTS.

RICHARD JOINED MFS IN 1993. HE BECAME A PORTFOLIO MANAGER IN 1997. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET.

HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. DEGREE FROM VANDERBILT UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                    SEEKS PRIMARILY HIGH CURRENT INCOME AND,
                                SECONDARILY, PRESERVATION OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        JANUARY 9, 1986

  CLASS INCEPTION:              CLASS A  JANUARY 9, 1986
                                CLASS B  SEPTEMBER 7, 1993
                                CLASS I  JANUARY 2, 1997

  SIZE:                         $612.9 MILLION NET ASSETS AS OF JANUARY 31, 2002


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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JANUARY 31, 2002

CLASS A
                                              6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                  +2.92%        +6.55%       +19.03%       +37.24%       +88.47%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         +6.55%       + 5.98%       + 6.54%       + 6.54%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --         +1.49%       + 4.27%       + 5.50%       + 6.03%
--------------------------------------------------------------------------------------------------------------

CLASS B
                                              6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                  +2.46%        +5.82%       +16.50%       +32.34%       +77.64%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         +5.82%       + 5.22%       + 5.76%       + 5.91%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --         +1.82%       + 4.32%       + 5.44%       + 5.91%
--------------------------------------------------------------------------------------------------------------

CLASS I
                                              6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                  +3.06%        +6.96%       +20.48%       +39.52%       +91.67%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         +6.96%       + 6.41%       + 6.89%       + 6.72%
--------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account the differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 2002

PORTFOLIO STRUCTURE

              Mortgage Backed                    88.7%
              Government Agency                   9.1%
              Cash                                2.2%

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Government Mortgage Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1.  Trustees of the fund were elected as follows:

                                                       NUMBER OF SHARES
                                                 -----------------------------
                                                                      WITHHOLD
NOMINEE                                              FOR             AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                         59,150,417.885         1,014,587.371
John W. Ballen                            59,167,666.300           997,338.956
Lawrence H. Cohn                          59,121,268.795         1,043,736.461
J. David Gibbons                          59,103,020.277         1,061,984.979
William R. Gutow                          59,154,999.493         1,010,005.763
J. Atwood Ives                            59,169,671.645           995,333.611
Abby M. O'Neill                           59,121,624.358         1,043,380.898
Lawrence T. Perera                        59,160,605.163         1,004,400.093
William J. Poorvu                         59,141,540.182         1,023,465.074
Arnold D. Scott                           59,154,598.009         1,010,407.247
J. Dale Sherratt                          59,168,644.123           996,361.133
Elaine R. Smith                           59,144,862.319         1,020,142.937
Ward Smith                                59,137,955.734         1,027,049.522

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              43,897,271.425
Against                                           1,253,860.774
Abstain                                           2,012,243.057
Broker Non-votes                                 13,001,630.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              43,484,329.048
Against                                           1,458,886.844
Abstain                                           2,220,159.364
Broker Non-votes                                 13,001,630.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              57,082,796.207
Against                                           1,149,330.405
Abstain                                           1,932,878.644

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the fund for the fiscal year ending July 31, 2002.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              58,165,151.368
Against                                             385,447.912
Abstain                                           1,614,405.976

PORTFOLIO OF INVESTMENTS (Unaudited) -- January 31, 2002

Bonds - 97.0%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Government Agencies - 97.0%
    Federal Home Loan Mortgage Corp., 6.875s, 2010#                    $ 14,000           $ 15,203,160
    Federal Home Loan Mortgage Corp., 8.5s, 2009 - 2017                       5                  4,835
    Federal Home Loan Mortgage Corp., 9s, 2020 - 2021                       152                161,421
    Federal Home Loan Mortgage Corp., 9.5s, 2013 - 2021                      91                 96,966
    Federal National Mortgage Assn., 6s, 2016                               990                998,541
    Federal National Mortgage Assn., 6,5s, 2031                          27,583             27,772,172
    Federal National Mortgage Assn., 7.125s, 2005                        10,000             10,857,800
    Federal National Mortgage Assn., 7.25s, 2010                         26,000             28,868,060
    Federal National Mortgage Assn., 8.5s, 2004 - 2008                       49                 52,683
    Federal National Mortgage Assn., 9s, 2002 - 2007                      2,084              2,243,724
    Government National Mortgage Assn., 6s, 2032                         15,000             14,799,900
    Government National Mortgage Assn., 6.5s, 2023 - 2031               191,699            193,775,340
    Government National Mortgage Assn., 7s, 2023 - 2031                 173,481            178,696,289
    Government National Mortgage Assn., 7.5s, 2017 - 2032                82,342             86,004,368
    Government National Mortgage Assn., 8s, 2017 - 2030                  27,482             29,077,349
    Government National Mortgage Assn., 8.5s, 2030                        2,760              2,934,798
    Government National Mortgage Assn., 9s, 2008 - 2022                     377                403,325
    Government National Mortgage Assn., 9.5s, 2009 - 2010                 2,370              2,572,333
    Government National Mortgage Assn., 12.5s, 2011                         161                190,299
------------------------------------------------------------------------------------------------------
Total U.S. Government Agencies (Identified Cost, $586,433,864)                            $594,713,363
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 3.8%
------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 1/31/02, due 2/01/02, total to
      be received $22,950,218 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account),
      at Cost                                                          $ 22,949           $ 22,949,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $609,382,864)                                         $617,662,363

Other Assets, Less Liabilities - (0.8)%                                                     (4,756,054)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $612,906,309
------------------------------------------------------------------------------------------------------
# Security segregated as collateral for open futures contracts.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JANUARY 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $609,382,864)            $617,662,363
  Cash                                                                      560
  Receivable for investments sold                                    91,219,784
  Receivable for fund shares sold                                     1,832,073
  Interest receivable                                                 3,494,778
  Other assets                                                           11,081
                                                                   ------------
      Total assets                                                 $714,220,639
                                                                   ------------
Liabilities:
  Distributions payable                                            $  1,149,950
  Payable for daily variation margin on open futures
    contracts                                                             7,812
  Payable for investments purchased                                          38
  Payable for TBA purchase commitments                               98,888,281
  Payable for fund shares reacquired                                    919,802
  Payable to affiliates -
    Management fee                                                        6,723
    Shareholder servicing agent fee                                       1,681
    Distribution and service fee                                          5,462
    Administrative fee                                                      294
  Accrued expenses and other liabilities                                334,287
                                                                   ------------
      Total liabilities                                            $101,314,330
                                                                   ------------
Net assets                                                         $612,906,309
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $665,400,167
  Unrealized appreciation on investments                              8,421,405
  Accumulated net realized loss on investments                      (57,048,426)
  Accumulated distributions in excess of net investment
    income                                                           (3,866,837)
                                                                   ------------
      Total                                                        $612,906,309
                                                                   ============
Shares of beneficial interest outstanding                           92,414,932
                                                                    ==========
Class A shares:
  Net asset value per share
    (net  assets  of  $551,789,697  /  83,232,938 shares of
    beneficial interest outstanding)                                   $6.63
                                                                       =====
  Offering  price per share (100 / 95.25 of net asset value
     per share)                                                        $6.96
                                                                       =====
Class B shares:
  Net asset value and offering price per share
    (net  assets  of  $61,116,492  /  9,181,976  shares  of
    beneficial interest outstanding)                                   $6.66
                                                                       =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net  assets  of  $120.38 / 18.103 shares of beneficial
    interest outstanding)                                              $6.65
                                                                       =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JANUARY 31, 2002
-------------------------------------------------------------------------------

Net investment income:
  Interest income                                                  $ 19,315,058
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,394,751
    Trustees' compensation                                               24,861
    Shareholder servicing agent fee                                     309,947
    Distribution and service fee (Class A)                              701,463
    Distribution and service fee (Class B)                              293,606
    Administrative fee                                                   14,730
    Custodian fee                                                       102,902
    Printing                                                             33,264
    Postage                                                              49,605
    Auditing fees                                                        17,802
    Legal fees                                                           10,542
    Miscellaneous                                                       140,674
                                                                   ------------
      Total expenses                                               $  3,094,147
    Fees paid indirectly                                                (91,987)
    Reduction of expenses by investment adviser                        (154,966)
                                                                   ------------
      Net expenses                                                 $  2,847,194
                                                                   ------------
        Net investment income                                      $ 16,467,864
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $  3,373,884
    Futures contracts                                                    12,157
                                                                   ------------
      Net realized gain on investments                             $  3,386,041
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ (3,006,595)
    Futures contracts                                                   108,520
                                                                   ------------
      Net unrealized loss on investments                           $ (2,898,075)
                                                                   ------------
        Net realized and unrealized gain on investments            $    487,966
                                                                   ------------
          Increase in net assets from operations                   $ 16,955,830
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                             JANUARY 31, 2002               JULY 31, 2001
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                          $ 16,467,864                $ 35,884,092
  Net realized gain on investments                                  3,386,041                     565,701
  Net unrealized gain (loss) on investments                        (2,898,075)                 27,449,998
                                                                 ------------                ------------
      Increase in net assets from operations                     $ 16,955,830                $ 63,899,791
                                                                 ------------                ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $(18,590,816)               $(33,378,604)
  From net investment income (Class B)                             (1,653,290)                 (2,915,852)
  From net investment income (Class I)                                     (5)                         (7)
  In excess of net investment income (Class A)                           --                      (278,887)
  In excess of net investment income (Class B)                           --                       (24,363)
  In excess of net investment income (Class I)                           --                             0*
                                                                 ------------                ------------
      Total distributions declared to shareholders               $(20,244,111)               $(36,597,713)
                                                                 ------------                ------------
Net increase (decrease) in net assets from fund share
  transactions                                                   $  9,737,453                $(24,103,360)
                                                                 ------------                ------------
      Total increase in net assets                               $  6,449,172                $  3,198,718
Net assets:
  At beginning of period                                          606,457,137                 603,258,419
                                                                 ------------                ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $3,866,837 and
    $90,590, respectively)                                       $612,906,309                $606,457,137
                                                                 ============                ============

* In excess of net investment income (Class I) was less than $1.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                 SIX MONTHS ENDED        ----------------------------------------------------------------------
                                 JANUARY 31, 2002             2001            2000           1999           1998           1997
                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $ 6.66           $ 6.37          $ 6.39         $ 6.69         $ 6.72         $ 6.53
                                           ------           ------          ------         ------         ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)                 $ 0.18           $ 0.40          $ 0.40         $ 0.39         $ 0.43         $ 0.44
  Net realized and unrealized gain
    (loss) on investments                    0.01             0.29           (0.03)         (0.30)         (0.03)          0.18
                                           ------           ------          ------         ------         ------         ------
      Total from investment operations     $ 0.19           $ 0.69          $ 0.37         $ 0.09         $ 0.40         $ 0.62
                                           ------           ------          ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income               $(0.22)          $(0.40)         $(0.39)        $(0.38)        $(0.41)        $(0.42)
  From net realized gain on investments      --               --              --             --            (0.02)          --
  In excess of net investment income         --              (0.00)+++        --             --             --             --
  From paid-in capital                       --               --              --            (0.01)          --            (0.01)
                                           ------           ------          ------         ------         ------         ------
      Total distributions declared to
        shareholders                       $(0.22)          $(0.40)         $(0.39)        $(0.39)        $(0.43)        $(0.43)
                                           ------           ------          ------         ------         ------         ------
Net asset value - end of period            $ 6.63           $ 6.66          $ 6.37         $ 6.39         $ 6.69         $ 6.72
                                           ======           ======          ======         ======         ======         ======
Total return(+)                              2.92%++         11.23%           6.09%          1.31%          6.17%          9.90%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               0.88%+           0.91%           0.90%          0.93%          0.97%          1.09%
    Net investment income(S)(S)              5.38%+           6.06%           6.34%          5.86%          6.43%          6.75%
Portfolio turnover                             59%              33%             65%           177%            72%            33%
Net assets at end of period
  (000,000 Omitted)                          $552             $557            $543           $597           $657           $653

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income              $ 0.18           $ 0.39          $ 0.40         $ 0.39           --             --
        Ratios (to average net assets):
          Expenses##                         0.93%+           0.96%           0.95%          0.97%          --             --
          Net investment income              5.33%+           6.01%           6.29%          5.82%          --             --
(S)(S) As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       January 31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.08%. Per share, ratios, and supplemental data for periods prior to
       August 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                 SIX MONTHS ENDED        ----------------------------------------------------------------------
                                 JANUARY 31, 2002             2001            2000           1999           1998           1997
                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $ 6.69           $ 6.38          $ 6.40         $ 6.70         $ 6.72         $ 6.53
                                           ------           ------          ------         ------         ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)                 $ 0.16           $ 0.35          $ 0.36         $ 0.34         $ 0.38         $ 0.40
  Net realized and unrealized gain
    (loss) on investments                    0.00+++          0.31           (0.04)         (0.30)         (0.03)          0.17
                                           ------           ------          ------         ------         ------         ------
      Total from investment operations     $ 0.16           $ 0.66          $ 0.32         $ 0.04         $ 0.35         $ 0.57
                                           ------           ------          ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income               $(0.19)          $(0.35)         $(0.34)        $(0.33)        $(0.35)        $(0.37)
  From net realized gain on investments      --               --              --             --            (0.02)          --
  In excess of net investment income         --              (0.00)+++        --             --             --             --
  From paid-in capital                       --               --              --            (0.01)          --            (0.01)
                                           ------           ------          ------         ------         ------         ------
      Total distributions declared to
        shareholders                       $(0.19)          $(0.35)         $(0.34)        $(0.34)        $(0.37)        $(0.38)
                                           ------           ------          ------         ------         ------         ------
Net asset value - end of period            $ 6.66           $ 6.69          $ 6.38         $ 6.40         $ 6.70         $ 6.72
                                           ======           ======          ======         ======         ======         ======
Total return                                 2.46%++         10.69%           5.24%          0.49%          5.40%          9.09%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               1.63%+           1.66%           1.65%          1.68%          1.72%          1.78%
    Net investment income(S)(S)              4.63%+           5.32%           5.55%          5.11%          5.67%          6.02%
Portfolio turnover                             59%              33%             65%           177%            72%            33%
Net assets at end of period
  (000,000 Omitted)                           $61              $50             $61            $94           $155           $286

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income              $ 0.16           $ 0.35          $ 0.35         $ 0.34           --             --
        Ratios (to average net assets):
          Expenses##                         1.68%+           1.71%           1.70%          1.72%          --             --
          Net investment income              4.58%+           5.27%           5.50%          5.07%          --             --
(S)(S) As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       January 31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.08%. Per share, ratios, and supplemental data for periods prior to
       August 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JULY 31,
                               SIX MONTHS ENDED         ----------------------------------------------------      PERIOD ENDED
                               JANUARY 31, 2002             2001           2000           1999          1998    JULY 31, 1997*
                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                        CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                 $ 6.68           $ 6.37         $ 6.38         $ 6.69        $ 6.72            $ 6.59
                                         ------           ------         ------         ------        ------            ------
Income from investment operations#(S)(S) -
  Net investment income(S)               $ 0.20           $ 0.41         $ 0.40         $ 0.41        $ 0.44            $ 0.31
  Net realized and unrealized gain
    (loss) on investments                  0.00+++          0.32           0.00+++       (0.30)        (0.02)             0.09
                                         ------           ------         ------         ------        ------            ------
     Total from investment
       operations                        $ 0.20           $ 0.73         $ 0.40         $ 0.11        $ 0.42            $ 0.40
                                         ------           ------         ------         ------        ------            ------
Less distributions declared to
  shareholders -
  From net investment income             $(0.23)          $(0.42)        $(0.41)        $(0.41)       $(0.43)           $(0.26)
  From net realized gain on
    investments                            --               --             --             --           (0.02)             --
  In excess of net investment
    income                                 --              (0.00)+++       --             --            --                --
  From paid-in capital                     --               --             --            (0.01)         --               (0.01)
                                         ------           ------         ------         ------        ------            ------
     Total distributions declared
       to shareholders                   $(0.23)          $(0.42)        $(0.41)        $(0.42)       $(0.45)           $(0.27)
                                         ------           ------         ------         ------        ------            ------
Net asset value - end of period          $ 6.65           $ 6.68         $ 6.37         $ 6.38        $ 6.69            $ 6.72
                                         ======           ======         ======         ======        ======            ======
Total return                               3.06%++         11.82%          6.53%          1.42%         6.47%             6.19%++
Ratios (to average net assets)/
 Supplemental data(S):
    Expenses##                             0.63%+           0.66%          0.65%          0.68%         0.73%             0.73%+
    Net investment income(S)(S)            5.87%+           6.14%          6.37%          6.11%         6.67%             7.06%+
Portfolio turnover                           59%              33%            65%           177%           72%               33%
Net assets at end of period
  (000 Omitted)                              $0++++           $0++++         $0++++        $61           $51              $113

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income                $ 0.20           $ 0.41         $ 0.39         $ 0.41          --                --
    Ratios (to average net assets):
      Expenses##                           0.68%+           0.71%          0.70%          0.72%         --                --
      Net investment income                5.82%+           6.09%          6.32%          6.07%         --                --

(S)(S) As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       January 31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.08%. Per share, ratios, and supplemental data for periods prior to
       August 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the inception of Class I shares, January 2, 1997, through July 31, 1997.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
  ++++ Class I net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Mortgage Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by Federal income tax regulations. The fund may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended July 31, 2001, and July 31, 2000, were as follows:

                                              JULY 31, 2001       JULY 31, 2000
-------------------------------------------------------------------------------
Distributions paid from ordinary income         $36,597,713         $39,287,086

As of July 31, 2001, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income                        $     82,906
      Capital loss carryforward                             (59,568,778)
      Unrealized gain                                        10,280,295

At July 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $(59,568,778) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

            EXPIRATION DATE                                 AMOUNT
            ------------------------------------------------------
            July 31, 2002                            $ (5,628,534)
            July 31, 2003                              (4,604,728)
            July 31, 2004                             (30,095,607)
            July 31, 2005                              (1,857,304)
            July 31, 2007                              (5,100,994)
            July 31, 2008                              (5,253,445)
            July 31, 2009                              (7,028,166)
                                                     ------------
                Total                                $(59,568,778)
                                                     ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.45% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended January 31, 2002, were 0.40% of average daily net assets on an annualized basis.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $10,292 for the six months ended January 31, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $45,826 for the six months ended January 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee is currently not imposed, and will be implemented on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $64,512 for the six months ended January 31, 2002. Fees incurred under the distribution plan during the six months ended January 31, 2002, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,457, for the six months ended January 31, 2002. Fees incurred under the distribution plan during the six months ended January 31, 2002, were 1.00% of average daily net assets attributable to Class B shares, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended January 31, 2002, were $218, and $68,818, for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments in U.S. government securities, other than short-term obligations, aggregated $407,041,408 and $403,053,389, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $610,141,109
                                                                 ------------
Gross unrealized appreciation                                    $  8,156,321
Gross unrealized depreciation                                        (635,067)
                                                                 ------------
    Net unrealized appreciation                                  $  7,521,254
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                   SIX MONTHS ENDED JANUARY 31, 2002              YEAR ENDED JULY 31, 2001
                                  ----------------------------------       -------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             8,594,433       $ 57,261,651        20,069,205       $ 131,722,100
Shares issued to shareholders in
  reinvestment of distributions         1,570,658         10,465,100         2,775,463          18,063,930
Shares reacquired                     (10,442,909)       (69,594,649)      (24,556,314)       (160,431,275)
                                      -----------       ------------       -----------       -------------
    Net decrease                         (277,818)      $ (1,867,898)       (1,711,646)      $ (10,645,245)
                                      ===========       ============       ===========       =============
Class B shares
                                   SIX MONTHS ENDED JANUARY 31, 2002              YEAR ENDED JULY 31, 2001
                                  ----------------------------------       -------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             3,822,989       $ 25,629,287         4,112,799       $  27,114,030
Shares issued to shareholders in
  reinvestment of distributions           177,322          1,186,465           305,418           1,992,775
Shares reacquired                      (2,274,918)       (15,210,403)       (6,467,217)        (42,564,924)
                                      -----------       ------------       -----------       -------------
    Net increase (decrease)             1,725,393       $ 11,605,349        (2,049,000)      $ (13,458,119)
                                      ===========       ============       ===========       =============

Class I shares
                                   SIX MONTHS ENDED JANUARY 31, 2002              YEAR ENDED JULY 31, 2001
                                  ----------------------------------       -------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions             0.334       $          2                 1       $           4

(6) Line of Credit

The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $3,202 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                      UNREALIZED
                                                                    APPRECIATION
DESCRIPTION                    EXPIRATION  CONTRACTS   POSITION   (DEPRECIATION)
--------------------------------------------------------------------------------
U.S. Government Agency         March 2002    100,000       Long        $186,437
U.S. Treasury Notes            March 2002    100,000      Short         (44,531)
                                                                       ---------
                                                                       $141,906
                                                                       =========

At January 31, 2002, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Change in Accounting Principle
As required, effective August 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to August 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $624,536 reduction in cost of securities and a corresponding $624,536 increase in net unrealized appreciation, based on securities held by the fund on August 1, 2001.

The effect of this change for the six months ended January 31, 2002 was to decrease net investment income by $247,737, decrease net unrealized depreciation by $133,707, and increase net realized gains by $114,030. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) GOVERNMENT MORTGAGE FUND

The following tables present certain information regarding the Trustees and officers of the fund, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55)                       ABBY M. O'NEILL (born 04/27/28) Trustee
Trustee, Chairman and President                          Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the fund. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.


OFFICERS
JEFFREY L. SHAMES** (born 06/02/55) Trustee,             ROBERT R. FLAHERTY** (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR.** (born 03/06/59)
Assistant Secretary and Assistant Clerk                  ELLEN MOYNIHAN** (born 11/13/57) Assistant
Massachusetts Financial Services Company, Senior         Treasurer
Vice President and Associate General Counsel             Massachusetts Financial Services Company, Vice
                                                         President (since September 1996)
MARK E. BRADLEY** (born 11/23/59) Assistant
Treasurer                                                JAMES O. YOST** (born 06/12/60) Assistant
Massachusetts Financial Services Company, Vice           Treasurer
President (since March 1997);                            Massachusetts Financial Services Company, Senior
                                                         Vice President
STEPHEN E. CAVAN** (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr Parke has served as a Trustee of the Trust since January 1, 2002.

Each Trustee holds comparable positions with certain affiliates of MFS or with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

** "Interested person" (as defined in the 1940 Act) of MFS, the address of which is 500 Boylston Street,
   Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
D. Richard Smith+                                        business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com

+  MFS Investment Management

MFS(R) GOVERNMENT MORTGAGE FUND                                 -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. Postage
INVESTMENT MANAGEMENT                                               Paid
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                     MGM-3 03/02 54M 31/231/831